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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 7, 2006

                                  ISRAMCO, INC.
             (Exact name of registrant as specified in its charter)

------------------------------ -------------------------- ----------------------
        Delaware                        0-12500                 13-3145265
------------------------------ -------------------------- ----------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)
------------------------------ -------------------------- ----------------------


                      11767 KATY FREEWAY, HOUSTON, TX 77079
          (Address of principal executive offices, including Zip Code)

                                  713-621-3882
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

        On December 7, 2006, Amir Mireskandari resigned from his position as a director of Isramco Inc. (the "Company") in order to pursue other interests. Mr. Mireskandari's resignation became effective immediately. Prior to his resignation, Mr. Mireskandari served as a member of the audit committee of the Company's board of directors. Mr. Mireskandari did not resign because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

        On December 12, 2006, Frans Sluiter was appointed to the Company's Board of Directors. Mr. Sluiter will also serve on the Company's audit committee. Mr. Sluiter, age 39, has over 15 years' experience successfully bringing business solutions to fortune 500 companies worldwide. He has held several senior management positions where he managed and delivered complex system implementation projects for clients in Europe, the Middle East, South America, and the U.S. From January 1, 2006 to the present time, he has been a managing partner of Singularity LLC, a Dallas based entity engaged in IT Services. From November 2004 to January 2006, he was senior vice president responsible for sales and delivery at Intelligroup, a New Jersey based company engaged in IT Consulting Services. From March 2003 to October 2004, Mr. Sluiter served as a Program Director at Intelligroup. From July 2000 to February 2003, he was Senior Project Manager for AtosOrigin in Saudi Arabia.


Item 9.01. Financial Statements and Exhibits

        (a)     Financial Statements.

                  None.

        (b)     Pro Forma Financial Information

                  None.

        (c)     Exhibits:

                  None.




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2006                    ISRAMCO, INC.

                                            By:  /s/ Haim Tsuff
                                                 Haim Tsuff
                                                 Chief Executive Officer